Prospectus Supplement Supplement dated October 8, 2009

American Century California Tax-Free and Municipal Funds (Prospectuses dated January 1, 2009)
California High-Yield Municipal Fund ■ California Long-Term Tax-Free Fund

American Century Capital Portfolios, Inc. (Prospectuses dated August 1, 2009)
Equity Income Fund ■ Large Company Value Fund ■ Real Estate Fund ■ Value Fund

American Century International Bond Funds (Prospectus dated November 1, 2008)
International Bond Fund

American Century Investment Trust (Prospectuses dated August 1, 2009)
Core Plus Fund ■ Diversified Bond Fund ■ High-Yield Fund ■ Inflation Protection Bond Fund
Prime Money Market Fund ■ Short Duration Fund

American Century Mutual Funds, Inc.  (Prospectuses dated March 1, 2009)
Capital Growth Fund ■ Focused Growth Fund ■ Fundamental Equity Fund ■ Heritage Fund
Select Fund ■ Ultra Fund ■ New Opportunities II Fund

American Century Quantitative Equity Funds, Inc. (Prospectuses dated November 1, 2008)
Disciplined Growth Fund ■ Equity Growth Fund ■ Global Gold Fund ■ Income & Growth Fund
International Core Equity Fund ■ Long-Short Market Neutral Fund
American Century Strategic Asset Allocations, Inc. (Prospectus dated April 1, 2009)
Strategic Allocation: Conservative Fund ■ Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

American Century World Mutual Funds, Inc. (Prospectuses dated April 1, 2009)
Emerging Markets Fund ■ Global Growth Fund ■ International Growth Fund ■ International Value Fund

The Eligibility for Investor Class Shares sub-section under Additional Policies Affecting Your Investment is deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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